EXHIBIT 21.1
CEDAR SHOPPING CENTERS, INC.
SUBSIDIARIES OF THE REGISTRANT

Entity	Jurisdiction
11501 Roosevelt Holdings, LLC	Delaware
Academy Plaza L.L.C 1	Delaware
Academy Plaza L.L.C. 2	Delaware
Cedar-Acquisition 1, LLC	Delaware
Cedar-Acquisition 10, LLC	Delaware
Cedar-Acquisition 3, LLC	Delaware
Cedar-Acquisition 5, LLC	Delaware
Cedar-Acquisition 6, LLC	Delaware
Cedar-Acquisition 7, LLC	Delaware
Cedar-Acquisition 8, LLC	Delaware
Cedar-Acquisition 9, LLC	Delaware
Cedar-Annie Land, LLC	Delaware
Cedar-Arlington Road LLC	Delaware
Cedar Aston Center GP, LLC	Delaware
Cedar-Aston Center, LP	Delaware
Cedar-Aston Center LP, LLC	Delaware
Cedar AYR Town Center GP, LLC	Delaware
Cedar-Ayr Town Center, LP	Delaware
Cedar-AYR Town Center LP, LLC	Delaware
Cedar-Bailey Road LLC	Delaware
Cedar-Bergstrasse, LLC	Delaware
Cedar-Bloomsburg, LLC	Delaware
Cedar Brickyard, LLC	Delaware
Cedar Brickyard II, LLC	Delaware
Cedar-Bristol, LLC	Delaware
Cedar-Buffalo Road LLC	Delaware
Cedar-Campbelltown, LLC	Delaware
Cedar-Camp Hill, LLC	Delaware
Cedar Camp Hill GP, LLC	Delaware
Cedar Carbondale, LLC	Delaware
Cedar-Carlisle, LLC	Delaware
Cedar-Carll’s Corner, LLC	Delaware
Cedar Carmans, LLC	Delaware
Cedar-Carrollton LLC	Delaware
Cedar-Celina LLC	Delaware
Cedar Center Holdings L.L.C. 3	Delaware
Cedar-Centerville Plaza LLC	Delaware
Cedar-Chestnut Street LLC	Delaware
Cedar-Circle, LLC	Delaware
Cedar-Clock Tower, LLC	Delaware
Cedar-Clyde LLC	Delaware
Cedar-Columbus LLC	Delaware
Cedar-Cuyahoga, LLC	Delaware
Cedar-Davis Road LLC	Delaware
Cedar-Dover Plaza LLC	Delaware
Cedar Dover Plains, LLC	Delaware
Cedar Dubois, LLC	Delaware
Cedar-Dunmore LLC	Delaware

Entity	Jurisdiction
Cedar-Elmhurst, LLC	Delaware
Cedar-Enon, LLC	Delaware
Cedar-Fairfield Plaza LLC	Delaware
Cedar-Fairview Commons, LLC	Delaware
Cedar-Fieldstone SPE, LLC	Delaware
Cedar-Fieldstone Marketplace, LP	Delaware
Cedar-FL, LLC	Delaware
Cedar-Fort Washington LLC	Delaware
Cedar-Franklin Village 2 LLC	Delaware
Cedar-Franklin Village LLC	Delaware
Cedar-Fredericksburg UK, LLC	Delaware
Cedar-Gahanna, LLC	Delaware
Cedar-GD LLC	Delaware
Cedar-Geneseo LLC	Delaware
Cedar-Glen Allen UK, LLC	Delaware
Cedar Golden Triangle LLC	Delaware
Cedar-Groton, LLC	Delaware
Cedar-Grove City, LLC	Delaware
Cedar Halifax III, LLC	Delaware
Cedar-Halifax II, LLC	Delaware
Cedar-Halifax Land, LLC	Delaware
Cedar Hamburg, LLC	Delaware
Cedar-Hamilton, LLC	Delaware
Cedar-HD, LLC	Delaware
Cedar-Hilliard, LLC	Delaware
Cedar-Hudson Plaza LLC	Delaware
Cedar Huntingdon, LLC	Delaware
Cedar-Ironwood Cypress Hall, LLC	Delaware
Cedar-Jordan Lane, LLC	Delaware
Cedar Kenley Village, LLC	Delaware
Cedar-Kent LLC	Delaware
Cedar-Kinderhook 1, LLC	Delaware
Cedar-Kings, LLC	Delaware
Cedar-Kingston 2, LLC	Delaware
Cedar-Kingston 4, LLC	Delaware
Cedar-Kingston LLC	Delaware
Cedar-Kutztown, LLC	Delaware
Cedar Lake Raystown, LLC	Delaware
Cedar Lender LLC	Delaware
Cedar-LGN, LLC	Delaware
Cedar-LGN TIC, LLC	Delaware
Cedar-Liberty Marketplace LLC	Delaware
Cedar-Limerick, LLC	Delaware
Cedar-Lodi Plaza LLC	Delaware
Cedar-Long Reach, LLC	Delaware
Cedar-Mason, LLC	Delaware
Cedar-Massillon LLC	Delaware
Cedar-McCormick Place LLC	Delaware
Cedar Meadows Marketplace GP, LLC	Delaware
Cedar Meadows Marketplace LP, LLC	Delaware
Cedar-Meadows Marketplace, LP	Delaware
Cedar-Mechanicsburg LLC	Delaware
Cedar-Medina LLC	Delaware
Cedar-Metro Square I, LLC	Delaware
Cedar-Metro Square II, LLC	Delaware
Cedar-Metro Square Loan, LLC	Delaware

Entity	Jurisdiction
Cedar-Mill River, LLC	Delaware
Cedar-Naugatuck, LLC	Delaware
Cedar-New London SPE, LLC	Delaware
Cedar-Newport Land, LLC	Delaware
Cedar-Norwood, LLC	Delaware
Cedar-Oakhurst, LLC	Delaware
Cedar Oakland Mills, LLC	Delaware
Cedar-Oak Ridge, LLC	Delaware
Cedar-Ontario Plaza LLC	Delaware
Cedar-Oregon Pike, LLC	Delaware
Cedar-Oswego LLC	Delaware
Cedar-Palmyra, LLC	Delaware
Cedar Parkway Plaza GP, LLC	Delaware
Cedar-Parkway Plaza, LP	Delaware
Cedar Parkway Plaza LP, LLC	Delaware
Cedar-PC Annex, LLC	Delaware
Cedar-PC Plaza, LLC	Delaware
Cedar-PCP-New London, LLC	Delaware
Cedar PCP-San Souci, LLC	Delaware
Cedar Pennsboro Commons GP, LLC	Delaware
Cedar Pennsboro Commons LP, LLC	Delaware
Cedar-Pennsboro Commons, LP	Delaware
Cedar Penn Square Tavern, LLC	Delaware
Cedar-Pickerington LLC	Delaware
Cedar-Point Limited Partner LLC	Delaware
Cedar-Polaris Plaza LLC	Delaware
Cedar-Portage Trail LLC	Delaware
Cedar-Pottsgrove, LLC	Delaware
Cedar-Powell Plaza LLC	Delaware
Cedar RCP GP LLC	Delaware
Cedar RCP LP LLC	Delaware
Cedar-Revere LLC	Delaware
Cedar-Reynoldsburg One LLC	Delaware
Cedar-Reynoldsburg Pad One LLC	Delaware
Cedar-Reynoldsburg Pad Three LLC	Delaware
Cedar-Reynoldsburg Pad Two LLC	Delaware
Cedar-Reynoldsburg Two LLC	Delaware
Cedar-Richboro GP, LLC	Delaware
Cedar-Richboro LP, LLC	Delaware
Cedar-Riverview LLC	Delaware
Cedar-Riverview LP	Pennsylvania
Cedar-RL LLC	Delaware
Cedar-Roosevelt II, LLC	Delaware
Cedar-Salem Run, LLC	Delaware
Cedar-San Souci SPE, LLC	Delaware
Cedar Scott Town Center GP, LLC	Delaware
Cedar-Scott Town Center, LP	Delaware
Cedar Scott Town Center LP, LLC	Delaware
Cedar-Second Member LLC	Delaware
Cedar-Shelby Plaza LLC	Delaware
Cedar Shopping Centers Partnership, L.P.	Delaware
Cedar-Shore, LLC	Delaware
Cedar-Smithfield II, LLC	Delaware
Cedar Southington Plaza, LLC	Delaware
Cedar-South Philadelphia II, LLC	Delaware
Cedar-South Philadelphia I, LLC	Delaware

Entity	Jurisdiction
Cedar Spring Meadow GP, LLC	Delaware
Cedar-Spring Meadow, LP	Delaware
Cedar Spring Meadow LP, LLC	Delaware
Cedar-Stadium Plaza LLC	Delaware
Cedar St. James, LLC	Delaware
Cedar-Stonehedge, LP	Delaware
Cedar Stonehedge Square GP, LLC	Delaware
Cedar Stonehedge Square LP, LLC	Delaware
Cedar Sunset Crossing LLC	Delaware
Cedar-Timpany, LLC	Delaware
Cedar Townfair, LLC	Delaware
Cedar Townfair Phase III, LLC	Delaware
Cedar-Trexler Hamilton, LLC	Delaware
Cedar-Trexler, LLC	Delaware
Cedar-Trexler Plaza 2, LLC	Delaware
Cedar-Trexler Plaza 3, LLC	Delaware
Cedar-Trexler SPE, LLC	Delaware
Cedar-Trindle Spring, LLC	Delaware
Cedar-VA Commons, LLC	Delaware
Cedar-Valley Plaza LLC	Delaware
Cedar Walden LLC	Delaware
Cedar-WAM EPHRATA, LLC	Delaware
Cedar-West Bridgewater, LLC	Delaware
Cedar-Westfield LLC	Delaware
Cedar-Westlake LLC	Delaware
Cedar-Wyoming LLC	Delaware
Cedar-Yorktowne, LLC	Delaware
Cedar-Zanesville LLC	Delaware
CIF-Fairport Associates, LLC	Delaware
CIF-Fairview Plaza Associates, LLC	Delaware
CIF Halifax Plaza Associates, LLC	Delaware
CIF Loyal Plaza Associates Corp.	Delaware
CIF-Loyal Plaza Associates, L.P.	Delaware
CIF-Newport Plaza Associates, LLC	Delaware
CIF-Pine Grove Pad Associates LLC	Delaware
CIF-Pine Grove Plaza Associates LLC	Delaware
Coliseum FF, LLC	Virginia
CSC Aston LLC	Delaware
CSC Bridgeport GP LLC	Delaware
CSC Bridgeport LP	Delaware
CSC CIF-Loyal Plaza Associates GP LLC	Delaware
CSC Clock Tower Development Holdings LLC	Delaware
CSC Clock Tower Development LLC	Delaware
CSC Clock Tower GP LLC	Delaware
CSC Clock Tower Linglestown LLC	Delaware
CSC Clock Tower LP	Delaware
CSC Clock Tower Partner LP	Delaware
CSC Colonial Commons GP LLC	Delaware
CSC Colonial Commons Holdings LLC	Delaware
CSC Colonial Commons LLC	Delaware
CSC Colonial Commons Partnership, L.P.	Delaware
CSC Colonial Commons Subtenant Holdings LLC	Delaware
CSC Colonial Commons Subtenant LLC	Delaware
CSC Columbus GP LLC	Delaware
CSC Columbus Partner LP	Delaware
CSC Columbus Preferred Lender GP LLC	Delaware

Entity	Jurisdiction
CSC Columbus Preferred Lender LP	Delaware
CSC Cross Keys GP LLC	Delaware
CSC Cross Keys LP	Delaware
CSC Cross Keys LP	Delaware
CSC Cross Keys Partner GP LLC	Delaware
CSC Cross Keys Partner LP	Delaware
CSC Exeter Commons GP LLC	Delaware
CSC Exeter Commons LP	Delaware
CSC Exeter Commons Partner LP	Delaware
CSC Franklin Village GP LLC	Delaware
CSC Franklin Village LP	Delaware
CSC Gettysburg GP LLC	Delaware
CSC Gettysburg Partner GP LLC	Delaware
CSC Gettysburg Partner LP	Delaware
CSC Gettysburg, LP	Delaware
CSC Loyal Plaza Associates GP LLC	Delaware
CSC Loyal Plaza Associates Partner LP	Delaware
CSC Marlboro GP LLC	Delaware
CSC Marlboro Partner GP LLC	Delaware
CSC Marlboro Partner LP	Delaware
CSC Marlboro, LP	Delaware
CSC Montville Commons GP LLC	Delaware
CSC Montville Commons GP LLC	Delaware
CSC Montville Commons LP	Delaware
CSC Montville Commons Partner LP	Delaware
CSC Mount Pocono Crossing, LLC	Delaware
CSC Northland GP LLC	Delaware
CSC Northland Partner GP LLC	Delaware
CSC Northland Partner LP	Delaware
CSC Northland, LP	Delaware
CSC Northwoods Crossing C2A GP LLC	Delaware
CSC Northwoods Crossing C2A Limited Partnership	Delaware
CSC Northwoods Crossing C2B GP LLC	Delaware
CSC Northwoods Crossing C2B Limited Partnership	Delaware
CSC Raynham GP LLC	Delaware
CSC Raynham LP	Delaware
CSC-Riverview LLC	Delaware
CSC Sunset Crossing GP LLC	Delaware
CSC Sunset Crossing LP	Delaware
CSC Sunset Crossing Partner LP	Delaware
CSC Towne Crossing GP LLC	Delaware
CSC Towne Crossing Partner GP LLC	Delaware
CSC Towne Crossing Partner LP	Delaware
CSC Towne Crossing, LP	Delaware
CSC Towne Square GP LLP	Delaware
CSC Towne Square LP	Delaware
CSC Towne Square Partner LP	Delaware
CSC York GP LLC	Delaware
CSC York Partner GP LLC	Delaware
CSC York Partner LP	Delaware
CSC York, LP	Delaware
Delaware 1851 Associates, LP	Pennsylvania
East Little Creek KFC, LLC	Virginia
Fairport Associates, L.P.	Delaware
Fairview Plaza Associates, L.P.	Delaware
Fort Washington Fitness, L.P.	Delaware

Entity	Jurisdiction
Gold Star Plaza Associates	Pennsylvania
Gold Star Realty, Inc.	Pennsylvania
Greentree Road L.L.C. 1	Delaware
Greentree Road L.L.C. 2	Delaware
Halifax Plaza Associates, L.P.	Delaware
Hamilton FC Associates, L.P.	PA
Inrevco Associates, LP	New Jersey
LGN Associates of New Jersey, L.P.	New Jersey
Loyal Plaza Associates, L.P.	Delaware
Newport Plaza Associates, L.P.	Delaware
Oakland Mills Business Trust	Maryland
Pine Grove Pad Associates, LLC	Delaware
Pine Grove Plaza Associates, LLC	Delaware
Port Richmond L.L.C. 1	Delaware
Port Richmond L.L.C. 2	Delaware
PR Lacey GP LLC	Delaware
PR Lacey Owner LP	Delaware
PR Lacey Partner GP LLC	Delaware
PR Lacey Partner LP	Delaware
PR Lancaster GP LLC	Delaware
PR Lancaster Holdings GP LLC	Delaware
PR Monroe GP LLC	Delaware
PR New River GP LLC	Delaware
PR New River Owner LP	Delaware
PR New River Partner GP LLC	Delaware
PR New River Partner LP	Delaware
PR Titus GP LLC	Delaware
PR Titus Holdings GP LLC	Delaware
PR Titus Holdings, L.P.	Delaware
PR Warrington GP LLC	Delaware
PR Warrington Holdings GP LLC	Delaware
PR Warrington Holdings, L.P.	Delaware
RC Cedar PA Holdings LLC	Delaware
RC Cedar Partnership LP	Delaware
RC Cedar Partnership Subsidiary GP LLC	Delaware
RC Cedar REIT LP	Delaware
RC Cedar REIT Property Subsidiary LP	Delaware
RC Cedar REIT Subsidiary GP LLC	Delaware
Richboro CD Partners, L.P.	Pennsylvania
Shore Mall Associates, L.P.	New Jersey
Swede Square, LLC	Pennsylvania
Swede Square Associates LLC	Delaware
Swede Square Associates, L.P.	Delaware
Swede Square Holdings LLC	Delaware
The Point Associates, L.P.	Pennsylvania
The Point Shopping Center LLC	Delaware
Virginia General Booth LLC	Virginia
Virginia Kempsville LLC	Virginia
Virginia Little Creek LLC	Virginia
Virginia Smithfield LLC	Virginia
Virginia Suffolk LLC	Virginia
Washington Center L.L.C. 1	Delaware
Washington Center L.L.C. 2	Delaware